UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

 May 17, 2013

KEATING CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-53504	26-2582882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5251 DTC Parkway, Suite 1100 Greenwood Village, CO 80111
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (720) 889-0139

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

On February 21, 2013, Keating Capital, Inc. (the “Company”) filed a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission (the “Commission”) relating to the Annual Meeting of Stockholders to be held on May 17, 2013 (“Annual Meeting”). The Proxy Statement described in detail the two proposals to be presented to the Company’s stockholders at the Annual Meeting.  The Board of Directors fixed the close of business on February 20, 2013 as the record date (the “Record Date”) for identifying those stockholders entitled to notice of, and to vote at, the Annual Meeting. A total of 9,174,785 shares of common stock were entitled to vote at the Annual Meeting.

On May 17, 2013, the Company held its Annual Meeting of Stockholders at the Company’s corporate headquarters.  Each proposal presented to the stockholders at the Annual Meeting was approved. The final voting results for each of the proposals were as follows:

First Proposal - The Company’s stockholders elected six directors to serve until the 2014 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The tabulation of votes was:

Name	Votes For	Votes Withheld

Taylor Simonton	2,063,228	103,559

Brian P. Alleman	2,061,147	105,640

Andrew S. Miller	2,063,730	103,057

Laurence W. Berger	2,060,520	106,267

Timothy J. Keating	2,051,734	115,053

Frederic M. Schweiger	2,064,930	101,857

There were a total of 4,420,066 broker non-votes cast with respect to the first proposal for the election of directors.

Second Proposal - The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

Votes For	Votes Against	Abstain
6,350,840	192,254	43,759

The Company issued a press release, filed herewith as Exhibit 99.1, on May 20, 2013 announcing that each of the proposals, as described in the Proxy Statement, were approved at the Annual Meeting.

Item 8.01 Other Events.

On May 20, 2013, the Company filed with the Commission the withdrawal of its registration statement for a contemplated underwritten offering of its common stock (File No. 333- 180150), together with all exhibits thereto (the “Registration Statement”).  The reason for such withdrawal is that the Company has decided that an underwritten offering is not feasible at this time.  No securities have been issued or sold pursuant to the Registration Statement, and the Registration Statement has not been declared effective by the Commission.

The Company issued a press release, filed herewith as Exhibit 99.1, on May 20, 2013 announcing the filing of its withdrawal of the Registration Statement.

Item 9.01     Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 20, 2013	KEATING CAPITAL, INC.

		By:	/s/ Timothy J. Keating
Timothy J. Keating
President and Chief Executive Officer

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